Accrued Expenses and Other Liabilities (Details) - Landsea Homes [Member] - USD ($)	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017
Land development and home construction accrual	$ 18,573,000	$ 15,353,000	$ 1,751,000
Warranty accrual	11,029,000	8,693,000	3,616,000		$ 691,000
Accrued compensation and benefits	7,187,000	9,198,000	6,470,000
Lease liabilities	6,760,000	6,711,000
Interest payable	1,104,000	425,000	4,822,000	[1]
Income tax payable		5,741,000	7,708,000
Deferred revenue from lot sales			15,949,000
Lot sale option deposit			8,310,000
Other deposits and liabilities	4,558,000	1,925,000	2,073,000
Total accrued expenses and other liabilities	$ 49,211,000	$ 48,046,000	$ 50,699,000

[1]	Interest payable at December 31, 2019 and 2018 includes $0.0 million and $4.1 million, respectively, of imputed interest related to the Company's liabilities from real estate inventories not owned.